ADVISORSHARES HOTEL ETF

Schedule of Investments

September 30, 2022 (Unaudited)

Investments	Shares	Value
COMMON STOCKS – 92.7%

Entertainment – 14.7%
Golden Entertainment, Inc.*	5,194	$181,219
Marriott Vacations Worldwide Corp.	1,646	200,582
Monarch Casino & Resort, Inc.*	1,144	64,224
Penn Entertainment, Inc.*	3,613	99,394
Red Rock Resorts, Inc., Class A	2,802	95,996
Total Entertainment		641,415

Internet – 4.8%
Airbnb, Inc., Class A*	2,017	211,866

Lodging – 64.5%
Bluegreen Vacations Holding Corp.	14,339	236,880
Boyd Gaming Corp.	3,885	185,120
Century Casinos, Inc.*	21,600	141,696
Choice Hotels International, Inc.	1,961	214,769
Hilton Grand Vacations, Inc.*	907	29,831
Hilton Worldwide Holdings, Inc.	714	86,123
Hyatt Hotels Corp., Class A*	2,670	216,163
InterContinental Hotels Group PLC (United Kingdom)(a)	4,456	216,606
Marriott International, Inc., Class A	1,495	209,509
MGM Resorts International	6,744	200,432
Playa Hotels & Resorts NV*	38,007	221,201
Target Hospitality Corp.*	48,749	615,212
Travel + Leisure Co.	1,581	53,944
Wyndham Hotels & Resorts, Inc.	3,024	185,523
Total Lodging		2,813,009

REITS – 8.7%
Gaming and Leisure Properties, Inc.	4,867	215,316
VICI Properties, Inc.	5,505	164,324
Total REITS		379,640

Total Common Stocks
(Cost $4,564,855)		4,045,930

MONEY MARKET FUND – 7.8%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 2.47%(b)
(Cost $339,315)	339,315	339,315

Total Investments – 100.5%
(Cost $4,904,170)		4,385,245
Liabilities in Excess of Other Assets – (0.5%)		(21,929)
Net Assets – 100.0%		$4,363,316

PLC - Public Limited Company

REITS - Real Estate Investment Trusts

*	Non-income producing security.
(a)	American Depositary Receipt.
(b)	Rate shown reflects the 7-day yield as of September 30, 2022.

ADVISORSHARES HOTEL ETF

Schedule of Investments (continued)

September 30, 2022 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of September 30, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$4,045,930	$-	$-	$4,045,930
Money Market Fund	339,315	-	-	339,315
Total	$4,385,245	$-	$-	$4,385,245

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Entertainment	14.7%
Internet	4.8
Lodging	64.5
REITS	8.7
Money Market Fund	7.8
Total Investments	100.5
Liabilities in Excess of Other Assets	(0.5)
Net Assets	100.0%